Pre-Tax Margin 10.4% 13.0% 15.1% Free Cash Flow Margin 2.1% 7.7% 7.8% ROIC 13.6% 14.8% 16.7% Adj. Net Debt / EBITDAR 1.8x 1.6x 0.9x P/E Multiple 13.9x 18.6x 10.7x 11

U.S. Market Share of Four Largest Carriers* *Total domestic revenue from Form 41. Airlines included in sample set: American, Aloha, Alaska, Jetblue, Continental, Delta, Frontier, Airtran, Hawaiian, America West, Midway, Spirit, Northwest, Pan American, Sun Country, TWA, ATA, United, US Airways, Virgin America, Southwest and Midwest Express 15

41% 36% 32% 27% 16

Virgin America Controllable Departures on Zero Virgin America Block Hours per Aircraft per Day 22

Pre-Tax Guest Income Satisfaction (50%) (10%) Performance- Based Pay Loyalty for weighted Safety Growth targets achieved (20%) (10%) Non-Fuel CASM (10%) 30

Annual synergies (revenue & cost) expected from Virgin America integration 34

• • • • • • • • • • • • • 35

• • • • • • • • • • • • • 36

• • • • • • • • • • • • • 39

• • • 44

• • • 45

% of sales on Alaska Affinity Card Blended Credit Card Commission Rate 46

₵ 47

₵ ₵ ₵ ₵ ₵ ₵ 49

• • • • • • 65

• • • • 66

• •    68

WN AS UA AA DL 69

UA AA DL AS WN 70

TM  71

• • • 79

Ancillary Revenue Per Passenger, excluding Loyalty Revenue • • • • • 80

ALK Corporate Customers % of TMC revenue under contract 81

₵ 87

1 2 3 4 89

Adjusted for net present value of future operating lease commitments $ millions 90

Alaska®

ALK Investor Day 2018

2018 Investor Day Agenda

11:30am – 12:40pm	**Brad Tilden, CEO** *Introduction: Who We Are & Where We're Going*
	Ben Minicucci, President & COO *Merger Update & Our Roadmap For Margin Improvement*
	Andy Schneider, VP People *Investing In Culture*
	Shane Tackett, EVP Planning & Strategy *Executing Our Roadmap & Driving Financial Performance*
12:40pm – 12:50pm	**Break**
12:50pm – 1:30pm	**Andrew Harrison, CCO** *Building For Brand Strength & Revenue Growth*
	Brandon Pedersen, CFO *Financial Outlook*
1:30pm – 2:15pm	**Question & Answer Session**

Safe Harbor

This presentation may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward-looking statements, assumptions or beliefs. For a comprehensive discussion of potential risk factors, see Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2017. Some of these risks include competition, labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, seasonal fluctuations in our financial results, an aircraft accident, changes in laws and regulations and risks inherent in the achievement of anticipated synergies and the timing thereof in connection with the acquisition of Virgin America. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-K and in our subsequent SEC filings. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, assumptions or beliefs and such differences might be significant and materially adverse.



Who We Are & Where We're Going

Brad Tilden, CEO

Our Business Model

Alaska

Profitable growth creates value for all of our stakeholders.



Our People
Our Guests
Our Owners
Our Communities
Profitable Growth

We have a great team


Ben Minicucci
President


Brandon Pedersen
CFO


Andrew Harrison
CCO


Gary Beck
Horizon Air CEO


Shane Tackett
EVP Planning & Strategy


Andy Schneider
VP People


Diana Birkett Rakow
VP External Relations


Kyle Levine
General Counsel


Brad Tilden
CEO

16 Years

Average Tenure

We have a great team



Wayne Newton
VP Airports



John Ladner
MD Flight Ops



Sangita Woerner
VP Marketing



David Oppenheim
VP Sales



Chris Berry
Controller



Mark Eliasen
Treasurer



Matt Grady
Investor Relations

We have durable competitive advantage


San Francisco, CA
Seattle, WA

Low Costs, Low Fares


READY
SAFE
GO

Excellent Operations



Award-Winning Service


VISA

Best Loyalty Program


Bring home the gold.

“One Team” Culture


Vancouver
Seattle
Portland
Anchorage
Boise
Minneapolis
Boston
Milwaukee
Newark
New York
Detroit
Omaha
Chicago
Philadelphia
Baltimore
Washington DC
Salt Lake City
Kansas City
Indianapolis
Denver
San Francisco/
Bay Area
Las Vegas
Wichita
St. Louis
Raleigh/Durham
Oklahoma City
Nashville
Atlanta
Los Angeles Area
San Diego
Phoenix
Charleston
Dallas
Lihue
Honolulu
Maui
Kona
Austin
San Antonio
New Orleans
Orlando
Houston
Tampa
Fort Lauderdale
Los Cabos
Mexico City
Guadalajara
Cancun
Ixtapa/Zihuatanejo
Liberia
San Jose

We have a long track record of successful growth...

2001

63 destinations
North-South orientation along West Coast

We have a long track record of successful growth...

2018

115+ destinations
National orientation with West Coast focus


Vancouver
Seattle
Portland
Anchorage
Boise
Minneapolis
Boston
Milwaukee
Newark
New York
Detroit
Omaha
Chicago
Philadelphia
Baltimore
Washington DC
Salt Lake City
Kansas City
Indianapolis
Denver
San Francisco/
Bay Area
Las Vegas
Wichita
St. Louis
Raleigh/Durham
Oklahoma City
Nashville
Los Angeles Area
Atlanta
San Diego
Phoenix
Charleston
Dallas
Lihue
Austin
Honolulu
San Antonio
New Orleans
Orlando
Maui
Houston
Tampa
Kona
Fort Lauderdale
Los Cabos
Mexico City
Cancun
Guadalajara
Ixtapa/Zihuatanejo
Liberia
San Jose

...and a long track record of outperformance

2010-2018	Airlines	High-Quality Industrials	Alaska
Pre-Tax Margin	10.4%	13.0%	15.1%
Free Cash Flow Margin	2.1%	7.7%	7.8%
ROIC	13.6%	14.8%	16.7%
Adj. Net Debt / EBITDAR	1.8x	1.6x	0.9x
P/E Multiple	13.9x	18.6x	10.7x

Source: Wells Fargo Securities; "Airlines" includes DAL, AAL, UAL, LUV, JBLU, SAVE, ALGT, WJA, AC; "High-Quality Industrials" includes CNR, CP, NSC, UNP, KSU, JBHT, UPS, FDX, MMM, CAT, BA, UTX, R

Our Roadmap for Margin Improvement


Margin Drivers
Commercial Opportunities
Merger Synergies
Revenue Initiatives
Cost Management
Operational Efficiencies
Support Function Efficiencies
13%-15%
Pre-Tax Margin Target
Investments In Our Culture & Values


Alaska
N224AK

Merger Update & Our Roadmap

Ben Minicucci, President & COO

We achieved a lot before the merger

50%+ Market Share in PNW	**#1** On-Time Performance	**#1** Customer Satisfaction
11% Annual Loyalty Program Growth	**6 Years** CASMx Reductions	**27%** Debt-to-Total-Capitalization

2010-2016

27%
Annual EPS Growth

$1.9B
Capital returned to shareholders

But, we needed a bigger platform to remain competitive and to keep growing

A series of mergers gave the largest carriers much more market power

U.S. Market Share of Four Largest Carriers*



84%
57%
17%
11%
24%
15%
19%
15%
23%
16%
2006
2016

By 2016, we could still grow in the PNW, but we could see our runway shortening after years of rapid growth

	New Markets Launched
2010	14
2011	6
2012	19
2013	15
2014	16
2015	20
2016	14
Total	**104**

65%

Relevance in PNW

vs.

19%

Relevance in California

*Total domestic revenue from Form 41. Airlines included in sample set: American, Aloha, Alaska, Jetblue, Continental, Delta, Frontier, Airtran, Hawaiian, America West, Midway, Spirit, Northwest, Pan American, Sun Country, TWA, ATA, United, US Airways, Virgin America, Southwest and Midwest Express

Today, we have a highly relevant West Coast network...

We offer the highest guest relevance of any carrier from West Coast points of origin



48%
41%
36%
32%
27%
Alaska

Relevance = percent of West Coast to North America passengers able to be served on a nonstop basis

Our departures per day have increased significantly in our California focus cities

Rank		2018	vs. 2016
1.	Seattle	298	+15
2.	Portland	129	+7
3.	Los Angeles	115	+52
4.	San Francisco	86	+69
5.	San Diego	46	+20
6.	San Jose	38	+14
7.	NY Metro	30	+27
8.	Hawaii	29	+7

...with significant long-term growth potential


Washington
Alaska
Oregon


California

	Population	3-Yr GDP CAGR	Seat Share	Network Relevance	Guest Loyalty
Alaska, Washington, Oregon	~12M	5.3%	50%	70%	44% penetration
California	~40M	4.5%	12%	40%	6.5% penetration

We've completed more than 90% of our integration milestones over the past two years...

[ ] = *most critical*

#	Milestone	Status	#	Milestone	Status
1	Aligned Revenue Management	✓	7	Co-located System Operations	✓
2	Integrated Payroll & Benefits	✓	8	Cross-Trained Flight Attendants	✓
3	Single Operating Certificate (most critical)	✓	9	Initiated Cross-Fleeting	✓
4	Integrated Loyalty Programs	✓	10	Integrated Seniority Lists for all but one workgroup	✓
5	Single Passenger Service System (most critical)	✓	11	JCBAs or TAs for 100% of Unionized Workforce (most critical)	✓
6	Co-located 31 Airport Stations	✓	12	Initiated Airbus Modifications	✓

13 Ongoing Investments In Culture

Our labor integration has progressed at a rapid clip...

We've signed Joint CBAs or TAs with our entire unionized workforce in under two years

		Agreement Status	*Time to Completion*
1	Airports	✓	2 months
2	Pilots	✓	10 months
3	Flight Attendants	✓	16 months
4	Dispatchers	✓	19 months
5	Maintenance (TA)	✓	23 months

...and achieved Integrated Seniority Lists for Pilots & FAs more rapidly than comparable airline mergers

ISLs for Pilots & FAs	*Time to Completion*
Alaska / Virgin America	<2 years
Other Airline Mergers	3-6 years

…and today, we are becoming One Team



Let's make something special together.
Step One:
Step Two
Step Three
Step Four
TOGETHER

Our robust processes enable us to deliver industry-leading operational reliability...

Consistent deployment of our best-in-class operating process and timelines...



Cargo
Catering
CLP
CSA
DC
De-Ice
Fleet
FA
Fueling
M&E
Pilots
Ramp
A-10
A-00
A+01
A+03
A+06
A+10
D-60
D-50
D-45
A
B
C
D

...has led to years of industry-leading performance



On-Time Departures (D0)
Alaska
Industry
Virgin
74.7%
77.3%
72.4%
72.7%
58.8%
61.7%
64.1%
63.3%
58.3%
58.7%
2015
2016
2017
2018 YTD

1. Industry data includes AAL, DAL, UAL, LUV, JBLU, SAVE

...and Virgin operations have improved significantly as we've implemented our processes

Virgin's Controllable Departures Within Zero Minutes has jumped substantially in the past two years

Virgin America Controllable Departures on Zero


85.8%
79.1%
1Q16
1Q18

We have also solidly improved Aircraft Utilization

Virgin America Block Hours per Aircraft per Day


9.3
7.1
1Q16
1Q18

We have room to improve productivity across our system going forward

We carry ~3.5 fewer passengers per FTE today than we did prior to the merger...


~3.5
Pax/FTE
Pre-Merger
2018

...and though division-level productivity remains strong, it is also below pre-merger levels


Pilot Productivity
1.3 pts
Pre-Merger
2018


Flight Attendant Productivity
2.0 pts
Pre-Merger
2018

We will realize the full value of the merger by optimizing our operation and executing key initiatives


Margin Drivers
Commercial Opportunities
Merger Synergies
Revenue Initiatives
Cost Management
Operational Efficiencies
Support Function Efficiencies
13%-15%
Pre-Tax Margin Target
Investments In Our Culture & Values



Investing in Culture

Andy Schneider, VP People

Investing in our culture is foundational to our success


Margin Drivers
Commercial Opportunities
Cost Management
Merger Synergies
Revenue Initiatives
Operational Efficiencies
Support Function Efficiencies
13%-15%
Pre-Tax Margin Target
Investments In Our Culture & Values

Our vision and values guide our thinking, and our actions

Our Vision: The West Coast Favorite

Our Values

- Own Safety
- Deliver performance
- Do the right thing
- Be remarkable
- Be kindhearted

Our culture enables our award-winning service, which builds guest loyalty and ultimately drives financial results

Genuine, Caring Guest Service

Supportive, Engaged Employees

"One Team" Culture

AQR

Condé Nast Traveler

TRAVEL+ LEISURE

#1

Customer Satisfaction



Loyal Customers

Consistent Demand

Higher Margins

As we grow, our proven people management philosophy remains the same

Employee Count



23,420*
15,143
2015
Today

* Includes 1,800 employees at our ground operations subsidiary, McGee Air Services

Our Approach to Managing People

- Pay Well
- Aligned Rewards
- High Productivity
- High Engagement

Our Shared Rewards align employees to our strategic and financial objectives


Pre-Tax Income (50%)
Guest Satisfaction (10%)
Performance-Based Pay
for weighted targets achieved
Loyalty Growth (20%)
Safety (10%)
Non-Fuel CASM (10%)

+

Operational Performance Rewards	
Calculated Monthly	
On-Time	Guest Sat.
$50 / Metric / Month for targets achieved	

Employees at all levels receive incentive pay based on this methodology

Flight Path



Flight Path –
A series of interactive sessions with leadership to engage and align all of us to our shared vision, values and go-forward strategy

As we invest in our culture, we are becoming One Team



Executing Our Roadmap & Driving Financial Performance

Shane Tackett, EVP Planning & Strategy

We've faced multiple headwinds since the merger closed

85% increase over the past 12 quarters	Elevated competitive capacity growth	44 New Markets in 2017	Market-rate JCBAs signed with 93% of unionized workforce
			
Rising Fuel Prices	**Competitive Intensity**	**CA Network Investments**	**New Labor Agreements**
~10 margin points	~2 margin points	~2 margin points	~3 margin points

Synergy capture is on track, but we need to do more to reach our pre-tax margin target

Merger synergy expectations have not changed since our last Investor Day

Annual synergies (revenue & cost) expected from Virgin America integration



$36M
$65M
$195M
$255M
$300M
2017
2018
2019
2020
2021

In light of recent headwinds, we need to do more than capture synergies to reach an adequate margin



2017-2018 Headwinds

2018 Consensus Pre-Tax Margin = ~8.5%

+

Remaining Merger Synergies — **~2.5 points**

Gap to Margin Target — **2-4 points**

The initiatives on our Roadmap put us on the path to achieving our target



Margin Drivers
Commercial Opportunities
Merger Synergies
Loyalty Growth
Cross-Fleeting
Airbus Modifications
Global Partner Growth
Revenue Initiatives
Saver Fare
Bag Fees & Other Ancillaries
Corporate Sales
Cost Management
Operational Efficiencies
Productivity
Schedule Optimization
Guest Self-Service
Support Function Efficiencies
Constraining Overhead
Vendor Management
Selling & Distribution
Investments In Our Culture & Values

Commercial opportunities are well underway, and are a significant contributor to our plan

Margin Drivers

- **Commercial Opportunities**
  - **Merger Synergies** — $235M Revenue
    - Loyalty Growth
    - Cross-Fleeting
    - Airbus Modifications
    - Global Partner Growth
  - **Revenue Initiatives** — $240M+ Revenue
    - Saver Fare
    - Bag Fees & Other Ancillaries
    - Corporate Sales
- **Cost Management**
  - **Operational Efficiencies**
    - Productivity
    - Schedule Optimization
    - Guest Self-Service
  - **Support Function Efficiencies**
    - Constraining Overhead
    - Vendor Management
    - Selling & Distribution

Investments In Our Culture & Values

~80% of merger synergy value has yet to be realized



Cross-Fleeting


Alaska
Mileage Plan
00/00
CHRIS L MARTIN
VISA

Loyalty Growth



Airbus Retrofits

Alaska
GLOBAL PARTNERS

Global Partners

Revenue initiatives will produce more upsell and ancillary revenue without changing our generous brand position

	2016	Going Forward	...vs. Industry
Cabin Segments	2	4	Parity
First Class Fare (Avg.)	$416	~$400	Lower
Main Cabin Fare (Avg.)	$144	~$150	Lower
First / Second Bag Fee	$25 / $25	$30 / $40	Parity
Change Fee Revenue Per Passenger	$2.59	~$2.90	Lower
Mileage Accrual	Mileage-Based	Mileage-Based	More Generous

Disciplined cost management remains central to our strategy, as it has been historically



Margin Drivers
Commercial Opportunities
Merger Synergies
Loyalty Growth
Cross-Fleeting
Airbus Modifications
Global Partner Growth
Revenue Initiatives
Saver Fare
Bag Fees & Other Ancillaries
Corporate Sales
Cost Management
Operational Efficiencies
Productivity
Schedule Optimization
Guest Self-Service
$75M+ Savings
Support Function Efficiencies
Constraining Overhead
Vendor Management
Selling & Distribution
$85M+ Savings
Investments In Our Culture & Values

Without cost initiatives, we need to grow ASMs 4%-5% to achieve flat CASMx



Annual $ Cost Increases, Before Cost Initiatives
~2%
~2%
~4% YOY Increase
Current Year Non-Fuel Costs
Labor Inflation
Other Inflation & Investments
Future Year's Non-Fuel Costs

Our robust planning process has identified savings opportunities to offset cost pressures

Targets & Stretch Goals For All Divisions	Zero-Based Budgets	Execution Plans Accompany Budgets	Regular Execution Review Forums
Aggressive Targets help surface trade-offs and push our thinking	Focus on "Should Costs," not prior year spend	Divisions provide clear path to Targets and detailed Execution Plans	Frequent Execution Reviews Enhanced Forecasting & Reporting

We are doubling down on all of our cost management disciplines

We see multiple opportunities to mitigate non-fuel cost increases going forward

Labor & Asset Productivity

Constraining Overhead

Vendor Management

Selling & Distribution

We will close productivity gaps in our operation

	By Year	
	2019	Future
1. Labor Productivity - Mainline Flight Attendants	↑	→
- Mainline Pilots	↓	↑
- Regional Crews & Fleet	↑	→
2. Airport Ops Optimization	↑	↑
3. Schedule Optimization	→	↑
4. Guest Self-Service	↑	↑

$75M+ Opportunity

We will continue to constrain overhead cost growth

Overhead as a % of Total Non-Fuel Costs



Peak Performance
2016
2017
2018
2019 Plan

- Zero-based Budgeting
- Prudent deployment of technology / automation
- Insource vs. Outsource

$55M+ Opportunity

Vendor Management presents a sizeable opportunity

Benchmarking Vendor Rates

- We benchmarked our contracts to identify rate reduction opportunities

Renegotiating Opportunity Contracts

- We will leverage our larger size to renegotiate existing contract rates lower

Consolidating Spend

- We will negotiate larger deals with fewer vendors

$20M+ Opportunity

Selling and distribution will continue to be a tailwind

Affinity Card sales mix is rebounding to pre-merger levels as we rapidly grow our loyalty program...

% of sales on Alaska Affinity Card



Higher
YOY
2014
2015
2016
2017
2018
2019

...which, in turn, is having a favorable impact on our credit card commission expenses

Blended Credit Card Commission Rate



Lower
YOY
2014
2015
2016
2017
2018
2019

$10M-$25M Opportunity

2019 Cost Outlook



8.51¢
2.7%
(1.1%)
(1.1%-1.6%)
CASMx YOY Δ
Flat-0.5%
1.2%
0.8%
CASMx YOY Δ
2.0%-2.5%
2018 CASMx Guidance Midpoint
Labor & Other Inflation
2% ASM Growth
Cost Management Initiatives
2019 With Initiatives
Regional vs. Mainline Mix
Investments
2019 Plan

In 2019, identified savings will be partially offset by continued investments in our culture and product

~$20 million



Higher
Variable Pay

~$15 million

Flight Path

Culture
Investments

~$10 million



Satellite
WiFi

$45M Investment in 2019

We are committed to protecting our unit cost advantage as we slow capacity growth

Stage-Length Adjusted Non-Fuel CASM[1]


7.71 ₵
8.38 ₵
8.89 ₵
10.31 ₵
10.46 ₵
10.80 ₵
Alaska
jetBlue

1. Trailing 12-Months Ended 6/30/18, U.S. West Coast-originating flights to North American destinations


N280AK

Building For Brand Strength & Revenue Growth

Andrew Harrison, CCO

We are positioned to unlock significant revenue growth in the years ahead

- Network Relevance
- Airport Infrastructure
- Value Proposition

→ **Revenue Growth**

Network Relevance

#MostWestCoast


#MostWestCoast

After two years of significant investment, we have built a leading network position on the West Coast...

	Pre-Merger	Today	Rank
Nonstop Markets	233	285	#1
Daily Flights	756	931*	#1
Seat Share	20%	24%	#1
Utility	33%	48%	#1

* from WC origins only; we have ~1,300 daily flights network-wide


#MostWestC

Source: DOT/Published Schedules West Coast to North America for 2018 vs. 2016

...and a strong foundation in California

California Pre-Merger vs. Today	
Nonstop Markets	+53%
Daily Flights	+93%
Seat Share	+71%
Utility	+111%


San Francisco/
Bay Area
Los Angeles Area
San Diego

Source: DOT/Published Schedules California to North America for 2018 vs. 2016

We have not taken our eye off of our primary Seattle hub...



Seattle-to-North America Seat Share
55%
55%
54%
55%
2013
2015
2017
2019*
Daily Departures
236
257
291
304

*2019 based on currently published schedules

...where utility and loyalty will strengthen with service from Paine Field beginning in 1Q 2019

2019 Destinations	Frequencies / Day
1. Portland	4x
2. Los Angeles	4x
3. San Francisco	2x
4. San Jose	2x
5. Las Vegas	2x
6. San Diego	2x
7. Phoenix	1x
8. Orange County	1x
TOTAL	18x


Everett
Paine Field
Seattle
Sea-Tac
Portland
San Francisco
San Jose
Las Vegas
Los Angeles
Orange County
San Diego
Phoenix


Seattle
Portland
Anchorage
Boise
Minneapolis
Boston
New York
Washington D.C.
Omaha
Chicago
Salt Lake City
San Francisco/
Bay Area
Denver
St. Louis
Raleigh/Durham
Los Angeles Area
Phoenix
Atlanta
San Diego
Dallas
Austin
Lihue
Honolulu
Maui
Kona
Houston
Orlando
Los Cabos
Cancun

We have built a strong regional network using 95 aircraft...


Seattle
Portland
Anchorage
Boise
Minneapolis
Boston
New York
Washington D.C.
Omaha
Chicago
Salt Lake City
San Francisco/
Bay Area
Denver
Los Angeles Area
Raleigh/Durham
St. Louis
Atlanta
Phoenix
San Diego
Dallas
Austin
Houston
Orlando
Lihue
Honolulu
Maui
Kona
Los Cabos
Cancun

that feeds our expansive mainline network...



ICELANDAIR
Reykjavik
FINNAIR
Helsinki
Aer Lingus
Dublin
BRITISH AIRWAYS
London
Frankfurt
Condor
Emirates
Dubai
Seattle
Portland
San Francisco/Bay Area
Los Angeles
San Diego
HAINAN AIRLINES
Beijing
Tianjin
Chengdu
Chongqing
Changsha
KOREAN AIR
Seoul
Shanghai
Tokyo
Osaka-Kansai
CATHAY PACIFIC
Hong Kong
Singapore
Nadi
FIJI
QANTAS
Brisbane
Sydney
Melbourne
Auckland
Lima
LATAM AIRLINES
São Paulo
Santiago
Buenos Aires

that connects to our Global Partner gateways...



ICELANDAIR
Reykjavik
FINNAIR
Helsinki
Aer Lingus
Dublin
BRITISH AIRWAYS
London
Frankfurt
Condor
Emirates
Dubai
HAINAN AIRLINES
KOREAN AIR
Beijing
Tianjin
Seoul
Tokyo
Osaka-Kansai
Shanghai
Chengdu
Chongqing
Changsha
Hong Kong
CATHAY PACIFIC
Singapore
Seattle
Portland
San Francisco/Bay Area
Los Angeles
San Diego
Nadi
FIJI
Brisbane
QANTAS
Sydney
Melbourne
Auckland
Lima
LATAM AIRLINES
Sao Paulo
Santiago
Buenos Aires

...and beyond to allow our guests to travel to 900+ destinations globally.

Alaska Global Partners represent a diverse portfolio of international flagship carriers...

...enabling us to provide robust global utility and connectivity for our guests

Seattle to non-North America Seat Share
YE September each time period


Alaska GLOBAL PARTNERS
38%
SKYTEAM
40%
Alaska GLOBAL PARTNERS
39%
SKYTEAM
38%
2017
2019
Destinations: 8 9 11 8

West Coast to non-North America Seat Share
YE September each time period


Alaska GLOBAL PARTNERS
27%
average
26%
Alaska GLOBAL PARTNERS
29%
average
26%
2017
2019
32 29 30 30

*Source: OAG filed schedules. Destination counts only include destinations with more than 10 operations per time period.

Mileage Plan member accruals on Global Partners have nearly tripled over the past three years



+172%
accrual growth on 11% partner capacity growth
2015
2016
2017
2018
Economy
Premium

*Accrual data is YE September for each stated year. Capacity growth is for current International Global Partners from the US West Coast to all non-North American destinations.

Airport Infrastructure


ANC
SEA
PDX
Portland Oregon
SFO
SJC
LAX
HOLLYWOOD
SAN

PNW Airports

SEA

- Grow with 33 preferential gates
- 20 gates consolidated at the new North Satellite concourse by summer 2021
- New 15,000 sq ft flagship lounge in 2Q19

PDX

- New gates coming in North Terminal
- Room to expand across South Terminal
- $100M redevelopment of Concourse A&B will provide consolidated & efficient infrastructure


SEA North Satellite


PDX Expansion

California Airports

LAX

- Competitive position with 10 gates in T6
- Working with LAWA on a $200M program to grow capacity, expand our lounge and improve security throughput for guests.

SFO

- 10 preferential gates in Terminal 2, with additional T2 gates expected in 2020
- In discussions to construct a new lounge on mezzanine level


LAX Terminal 6


SFO Terminal 2

Value Proposition

Low Fares

High Value


#MostWestCoast

We own a unique position in the industry by offering both Low Fares and High Value

ULCC — *Fares* — **Legacy**

spirit
allegiant
FRONTIER AIRLINES

Alaska's Value Proposition:

- Low Fares +
- High Value:
  - ✓ Award-Winning Service
  - ✓ Generous Rewards
  - ✓ Premium Product

We offer low fares...


$145
$151
$204
$210
$217
Alaska

Source: US Department of Transportation YE1Q18 Stage length adjusted average O&D Fare

...and high value, leading to high customer satisfaction


JD Power Customer Satisfaction Ratings[1]
738
755
784
816
819
Alaska

1. 2019 Mid-Year Results

Our award-winning loyalty program is the most generous in the industry

Mileage Plan™	
Miles for Miles	LAX-JFK = 2,475 miles (~1,300 miles with competitors)
Low redemption prices	Starting at 5K
Fastest path to elite	20K = MVP
Global Partner access	Earn and Redeem to over 900 destinations
Complimentary Upgrades	42% First Class Upgrade Rate*

*excludes Airbus fleet until retrofits are completed

Credit Card	Alaska Airlines	Delta / American Airlines / United
Annual Fee	$75	$99
Companion Certificate	$99	×
Miles on Airline Spend	3X	2X
Free Checked Bags	Up to 7	Up to 6

Since the merger, we've achieved strong loyalty growth with revenues increasing ~$280M to ~$1B annually







Alaska Mileage Plan

+38% +19% +51%


Alaska Mileage Plan
4000 1234 5678 9123
00/00
CHRIS L MARTIN
1234
VISA

+17% +10% +34%

Jan 2017 through October 2018

We've made great progress on brand awareness, especially in California where guests are still getting to know us



Alaska Airlines Brand Awareness
14 pts
32%
CA
46%
CA
82%
PNW
Nov-16
Sep-18
Sep-18

Source: Qualtrics / TNS Brand Tracker (2018). Hall & Partners Brand Tracker (2016, 2017). PNW defined as Seattle + Portland.

Premium Product



Revenue Growth



1988
1998
2008
2018

Over the next few years, we are poised to capture $235M in additional revenue synergies



Cross-Fleeting



Alaska
Mileage Plan
4000 1234
CHRIS L MARTIN
VISA

Loyalty Growth



Airbus Retrofits

Global Partners

~80% of merger synergy value has yet to be realized

Cross-Fleeting synergies will benefit 2019, while Airbus Retrofit benefits reach run-rate in 2020

Cross-Fleeting

Example: JFK-LAX from A320 to 737-900ER

Incremental Seats	32
Incremental Revenue	~$3,600
Airbus Redeployment Offset	~($1,100)
Net revenue per flight	**~$2,500**

~6.5 margin points per flight

Airbus Retrofits

Example: LAX-SEA A320 146 seats to 150

Incremental Seats	4
Incremental Revenue from new seats	~$300
Incremental Revenue from improved FC/PC mix	~$250
Net revenue per flight	**~$550**

~4 margin points per flight

We also expect an additional $240M+ from initiatives

$100 million	$50 million	$50 million	$40 million+
Saver Fare	Increased Bag Fees	Other Ancillary Initiatives	Corporate Sales

We're adding new cabin segmentation with the launch of our Saver Fare product


MAIN CABIN
FIRST
PREMIUM
STANDARD
SAVER

$100M Revenue Opportunity

- Competitive pricing tool to drive load factors while limiting yield dilution
- $20-40 buy up opportunity per ticket
- System-wide launch by end of 2018

We will reduce our gap to industry on ancillary revenues

Going forward, we will accelerate our ancillary revenue growth ...

- Demand-Based Premium Class Fares
- Upgraded Food & Beverage Platform
- Exit Row Sales
- Higher Bag Fees
- Tighter Change Fee Policy

Higher Ancillary Revenues

...while also protecting our generosity-based positioning vis-à-vis competitors

Ancillary Revenue Per Passenger, excluding Loyalty Revenue



Legacies $21+/pax
Significant Growth... but still below Legacy airlines
$15.14
$15.88
$16.48
~$18.50
2016
2017
2018
2019

$100M Revenue Opportunity

We will grow corporate traffic given our larger network and higher relevance in California business travel markets

In 2018, we added ~1,500 new corporate customers...

ALK Corporate Customers



+23%
~6,500
~5,000
2017
2018

...and we initiated contracts with more Travel Management Companies

% of TMC revenue under contract



80%
2017
2018

$40M+ Revenue Opportunity as corporate demand continues to build

We have substantial revenue momentum heading into 2019

Network Relevance

Airport Infrastructure

Value Proposition

Revenue Growth

...and we are raising our 4Q 2018 RASM Guidance to +3%-5%


Alaska

Financial Outlook

Brandon Pedersen, CFO

Roadmap For Improving Margins

Margin Drivers			Multi-Year Opportunity	Targeted for 2019
Margin Drivers	Commercial Opportunities	Merger Synergies	$235M	
		Revenue Initiatives	$240M+	
	Cost Containment	Operational Efficiencies	$75M+	
		Support Function Efficiencies	$85M+	

We expect favorable results on key metrics in 2019-2020

2%-4%
Annual Capacity Growth

Improving
RASM-CASMx Spread

Stable
ASMs / Gallon of Fuel Consumed

~$750M
Annual Capex Investment

$500M+
Annual Free Cash Flow

We have a favorable setup for 2019 Revenue Growth...

$130 million

Merger Synergies

$200 million

Revenue Initiatives

Slower Growth

Few New Markets

...and we will tightly manage costs next year on ~2% capacity growth



8.51¢
2.7%
(1.1%)
(1.1%-1.6%)
CASMx YOY Δ
Flat-0.5%
1.2%
0.8%
CASMx YOY Δ
2.0%-2.5%
2018 CASMx Guidance Midpoint
Labor & Other Inflation
2% ASM Growth
Cost Management Initiatives
2019 With Initiatives
Regional vs. Mainline Mix
Investments
2019 Plan

Our fleet growth is slowing in line with our lower capex, which will decline to $750M in 2019 and 2020

Fleet History & Plan


Mainline
Regional
285
304
328
335
341
67
83
97
93
92
218
221
233
242
249
2016
2017
2018
2019
2020

Capex History & Plan


Aircraft
Non-Aircraft
$678M
$1.0B
$1.0B
~$750M
~$750M
2016
2017
2018
2019
2020

Our capital allocation will remain balanced, with continued focus on debt repayment in 2019

2019-2020 Capital Allocation Priorities



vs. 2018
Operating Cash Flow
1 Moderate Organic Growth
2 Scheduled Debt Repayments
3 Modest Dividend Increases
4 Available For Distribution or Debt Reduction

Balanced Allocation Favoring Conservatism

2019 Capital Deployment Plan



$1,400M
-$750M
-$350M
-$170M
-$130M
2019 Consensus OCF
Capex Spend
Scheduled Debt Reduction
Dividend Payments
Available For Distribution or Debt Reduction

We continue to make substantial progress repaying our merger-related debt...


Long-Term Debt-to-Total Capitalization %
Adjusted for net present value of future operating lease commitments
59%
53%
~49%
~41%-43%
27%
2015
2016
2017
2018
2019

We expect to achieve our leverage target roughly one year ahead of schedule...


Total On-Balance Sheet Debt
$ millions
2,964
2,569
~2,200
1,700-
1,850
683
2015
2016
2017
2018
2019

...and plan to repay >55% of our merger-related debt by YE 2019

Longer-term, once we achieve our margin target, our focus will return to steady, profitable growth

4%-6%
Annual Capacity Growth

13%-15%
Pre-Tax Margin

Investment Grade
Balance Sheet

Growing
Free Cash Flow & Shareholder Returns

Our Business Model

Profitable growth creates value for all of our stakeholders.



Alaska
Our People
Our Guests
Our Owners
Our Communities
Profitable Growth